CRM LARGE CAP VALUE FUND

Investor Shares

Supplement Dated July 14, 2006 to the CRM Funds Prospectus dated October 28, 2005

      Capitalized terms used without definition below have the meanings given to them in the Prospectus. This document should be read together with the Prospectus.

      On July 13, 2006, the Board of Trustees of CRM Mutual Fund Trust approved a Plan of Liquidation and Termination for CRM Large Cap Value Fund (the “Fund”).

      In accordance with the Plan, the Fund has ceased offering its shares and is no longer accepting purchase orders. In addition, as of September 11, 2006, the Fund will begin converting its assets into cash or cash equivalents and will no longer be pursuing its stated investment objective.

      As of the close of business on September 13, 2006 (the “Liquidation Date”), the Fund shall distribute pro rata to the Fund’s Shareholders of record as of the close of business on the Liquidation Date all of the remaining assets of the Fund and cancel all Fund shares that remain outstanding at that date.

      Shareholders are encouraged to redeem their Shares of the Fund and may redeem their Shares any time prior to the Liquidation Date. Shareholders may also exchange their Shares of the Fund for Investor Shares of another CRM Fund any time prior to the Liquidation Date.

      Any liquidation distribution due to the Fund’s Shareholders will be distributed by the mailing of a check to such person at such person’s address of record, unless such person issues other written instructions to the Fund prior to the Liquidation Date.

      The Plan of Liquidation and Termination does not apply to or affect any other CRM Fund, all of which continue to operate in accordance with the CRM Funds Prospectus dated October 28, 2005.